Federated Prime Cash Obligations Fund
A Portfolio of Money Market Obligations Trust
AUTOMATED SHARES (TICKER PTAXX)
CAPITAL SHARES (TICKER PCCXX)
CASH II SHARES (TICKER PCDXX)
CASH SERIES SHARES (TICKER PTSXX)
CLASS R SHARES (TICKER PTRXX)
SERVICE SHARES (TICKER PRCXX)
TRUST SHARES (TICKER PTTXX)
WEALTH SHARES (TICKER PCOXX)

SUPPLEMENT TO CURRENT PROSPECTUSES
Effective August 1, 2016, Federated Prime Cash Obligations Fund (the “Fund”) will change the Fund's purchase and redemption cut-off time from 4:00 p.m. Eastern time to 5:00 p.m. Eastern time and add a Net Asset Value (NAV) determination time of 5:00 p.m. Eastern time. Accordingly, please make the following changes:
1. In the section “WHAT DO SHARES COST–CALCULATION OF NET ASSET VALUE,” please replace the final paragraph with:
“When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next determined NAV. NAV is determined at 8:00 a.m., 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m., 3:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time each day the NYSE is open; except that on the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a weekday) the last NAV will be determined at 3:00 p.m. Eastern time. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.”
2. In the section entitled “HOW TO PURCHASE SHARES,” under “DIRECTLY FROM THE FUND”–“BY TELEPHONE,” please delete the fourth sentence and replace it with the following:
“If you call the Fund by 5:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when NAV is determined at 3:00 p.m.) and send your payment by wire by the close of the Federal Reserve wire transfer system, you will be entitled to that day's dividend.”
3. In the section entitled “HOW TO REDEEM AND EXCHANGE SHARES,” under “DIRECTLY FROM THE FUND”–“BY TELEPHONE,” please delete the last two sentences and replace with the following:
“If you call the Fund by 5:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when NAV is determined at 3:00 p.m. Eastern time) and your redemption proceeds are wired to you the same day, you will not be entitled to that day's dividend.”
July 20, 2016
Federated Prime Cash Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453267 (7/16)
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